BLACKROCK FUNDS III

iShares S&P 500 Index Fund

(the “Fund”)

Supplement dated March 10, 2021 to the Statement of Additional Information (“SAI”)

of the Fund, dated April 29, 2020, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Alan Mason, Suzanne Henige, CFA, Jennifer Hsui, CFA, and Amy Whitelaw are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jennifer Hsui, CFA	325 $1.46 Trillion	57 $74.87 Billion	36 $29.03 Billion	0 $0	1 $955.20 Million	25 $24.20 Billion
Alan Mason	335 $1.47 Trillion	0 $0	0 $0	0 $0	0 $0	0 $0
Suzanne Henige, CFA*	82 $117.25 Billion	1 $663.05 Million	0 $0	0 $0	0 $0	0 $0
Amy Whitelaw	343 $1.47 Trillion	107 $34.84 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of January 31, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Mason and Mses. Hsui and Whitelaw as of December 31, 2019 and the compensation of Ms. Henige as of January 31, 2020.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Mason and Mses. Henige, Hsui and Whitelaw is not measured against a specific benchmark.

The first paragraph of the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of December 31, 2019, Mr. Mason and Mses. Hsui and Whitelaw did not beneficially own any shares of the Fund. As of January 31, 2020, Ms. Henige did not beneficially own any shares of the Fund.

Shareholders should retain this Supplement for future reference.

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